                                  ANNUAL REPORT
--------------------------------------------------------------------------------
     August 31, 1996




                Neuberger&Berman
                EQUITY TRUST -Registered Trademark-



Neuberger&Berman
       NYCDC SOCIALLY RESPONSIVE TRUST

TABLE OF CONTENTS

    THE FUND
    CHAIRMAN'S LETTER             4
    PORTFOLIO MANAGER'S
    COMMENTARY                    6
    GROWTH OF A DOLLAR
    CHART                         9
      COMPARISON OF A
      $10,000 INVESTMENT
    FINANCIAL STATEMENTS         10
    FINANCIAL HIGHLIGHTS         16
      PER SHARE DATA
    REPORT OF
    INDEPENDENT
    ACCOUNTANTS                  18

    THE PORTFOLIO
    SCHEDULE OF
    INVESTMENTS                  19
      TOP TEN EQUITY
      HOLDINGS

    FINANCIAL STATEMENTS         22

    FINANCIAL HIGHLIGHTS         27

    REPORT OF
    INDEPENDENT
    ACCOUNTANTS                  28

    DIRECTORY                    29

    OFFICERS AND
    TRUSTEES                     30

CHAIRMAN'S LETTER                                                August 31, 1996

Dear Fellow Shareholder,
  When we reported to you last year, the stock market was enjoying broad gains -- across big companies and small, from one industry to another.
  Late in 1995, however, the general bullishness started to wane. Cautious investors feared a slowing economy and took flight to safety -- favoring blue-chip stocks selling at high multiples.
  Early in 1996, the fears of recession were eclipsed by fears of an overheating economy. In February, the government reported much higher-than-expected growth in employment. This created uncertainty in the markets, renewing speculation of future interest rate hikes. In this volatile context, Wall Street sentiment shifted toward fast-growing smaller companies.
  Not for long, though. In July, when a number of high-tech companies reported lower-than-expected quarterly earnings, the market got battered badly. Scores of issues hit lows for the year, and the terrific gains earned just months earlier were erased.
  Fortunately, calm was restored in August. Economic reports indicated that earlier anxieties about inflation were unwarranted, and as we are writing to you today, the market appears to be reaching new highs once again.
  In the following letters, our portfolio managers will explain why they have outperformed or underperformed the market indices. In broad strokes, here is the key explanation:

  / / In  the  last  quarter of  1995,  Wall Street  favored  high-multiple blue chips -- stocks that few of our primarily value-oriented equity fund managers hold. This underweighting adversely affected some of our funds' performance.
  Despite these temporary setbacks, we remain committed to our primarily value-oriented investment approach. It's a strategy that has produced consistent long-term results for almost half a century (though, of course, past performance is no guarantee of future results).
  In fact, it's heartening to us that even with the current volatility, investor interest in our funds has continued to grow. On August 31,

1995, our equity and income shareholders had entrusted us with $10.7 billion. Only a year later, that amount has grown to $13.2 billion -- a 23.4% jump and one of the biggest increases in our history.
  We remain confident in the long-term performance of our mutual funds and thank you for your continued support.

Sincerely,
/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Trust

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

   OBJECTIVE AND STRATEGY
   Seeks long-term capital appreciation by investing primarily in stocks of companies that meet both financial and social criteria. In particular, the Trust follows a "value" investment approach, favoring well-managed companies with low price-to-earnings multiples, and searches for companies that demonstrate leadership in any of three areas: concern for the environment, workplace diversity, and enlightened workplace practices.

Dear Fellow Shareholder,
  In its second full year of  operations, your Trust continued to perform  well.
Its return of 21.27%, for the fiscal year ended, August 31, 1996, was a particularly strong result in the context of the changing conditions met throughout the year, and was ahead of the S&P "500" Stock Index at 18.70% (see page 9 for a comparison of a $10,000 investment and average annual total returns as of August 31, 1996).*
  Throughout the 12 months ended August 31, 1996, the Trust continued to select its stocks one at a time, on their individual merits and market fundamentals. As a reminder, our work is done on a financial basis first, and if the company is deemed attractive financially, we then put it through our social screens. Although we have no bias toward any stock sector, we will discuss stocks by sector here.

NATURAL GAS
  Our Portfolio's performance was helped by the stocks of companies producing natural gas -- a fuel that has comparatively low impact environmentally. Among these, Louisiana Land & Exploration, an independent crude oil and gas production company added to the Portfolio during the year at an apparently bargain price (4 times cash flow), was a stand-out.

----------------------------------------------------------------------
          NYCDC Socially Responsive Trust (Cont'd)

  ENSERCH Corp., a large Dallas-based natural gas company, was purchased for its capital gain potential. Here we were rewarded quickly when Texas Utilities offered to buy the regulated part of the business and it was decided to spin off the exploration company. After the merger, we will just keep the exploration company in the portfolio.

TECHNOLOGY
  This area was volatile during the period. We had excellent performance from Intel Corp., but Digital Equipment declined due to fears of disappointing earning results.

TELECOMMUNICATIONS, MEDIA AND CABLE
  We have fairly large exposure in the converging telecommunications, cable and media industries. Regulatory and competitive uncertainties have hindered stock performance, but we still expect dynamic growth from this group. One new holding this period is Viacom (listed as a consumer goods and services company), which participates in the desirable programming area of the industry. On the social side Viacom has an impressive array of family related benefits, giving full support to their employees as they balance their work-life obligations.

CHEMICALS, INDUSTRIAL AND COMMERCIAL PRODUCTS
  In the chemical area where we also have many commitments, the Trust benefited from several corporate restructurings, such as Raychem. Raychem's margins continue to improve, leading us to believe that we may still see earning progress in the next couple of years. Raychem has supported its workers with an in-house training center to help them find new jobs both within and outside the company.

----------------------------------------------------------------------
          NYCDC Socially Responsive Trust (Cont'd)

  We appreciate your continued confidence in Neuberger&Berman NYCDC Socially Responsive Trust, and we look forward to keeping you informed about your fund.

Sincerely,

/s/ Janet Prindle

Janet Prindle
Portfolio Manager

The composition, industries and holdings of the Trust are subject to change. NYCDC Socially Responsive Trust's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          NYCDC Socially Responsive Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN*
                                 NYCDC Socially Responsive Trust   S&P "500"
1 Year                                                   +21.27%     +18.70%
Life of Fund                                             +16.99%     +17.47%
                                 NYCDC Socially Responsive Trust    S&P "500"
3/14/1994                                             $10,000.00  $10,000.00
8/31/1994                                             $10,225.49  $10,344.62
  1995                                                $12,162.93  $12,560.79
  1996                                                $14,750.13  $14,909.15

   The inception date of Neuberger&Berman NYCDC Socially Responsive Trust is 3/14/94.

   Neuberger&Berman Management Inc. has voluntarily undertaken to reimburse NYCDC Socially Responsive Trust for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed 0.60% per annum of NYCDC Socially Responsive Trust's average daily net assets. This arrangement can be terminated upon 60 days' notice. Absent such arrangement, the average annual total returns of the Trust would have been less.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger& Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

                                                     August 31,
(000'S OMITTED EXCEPT PER SHARE AMOUNT)                 1996
                                                    -------------
ASSETS
      Investment in Portfolio, at value (Note A)    $    125,629
      Receivable for Trust shares sold                        32
      Deferred organization costs (Note A)                    24
      Receivable from administrator -- net (Note
        B)                                                     7
                                                    -------------
                                                         125,692
                                                    -------------
LIABILITIES
      Accrued expenses                                        42
      Payable for Trust shares redeemed                       14
                                                    -------------
                                                              56
                                                    -------------
NET ASSETS at value                                 $    125,636
                                                    -------------

NET ASSETS consist of:
      Par value                                     $          9
      Paid-in capital in excess of par value              94,558
      Accumulated undistributed net investment
        income                                               887
      Accumulated net realized gains on investment         8,918
      Net unrealized appreciation in value of
        investment                                        21,264
                                                    -------------
NET ASSETS at value                                 $    125,636
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                        8,712
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $14.42
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

                                                      For the
                                                       Year
                                                       Ended
                                                    August 31,
(000'S OMITTED)                                        1996
                                                    -----------
INVESTMENT INCOME
    Investment income from Portfolio (Note A)       $    1,834
                                                    -----------
    Expenses:
      Administration fee (Note B)                           55
      Shareholder reports                                   47
      Shareholder servicing agent fees                      17
      Legal fees                                            12
      Custodian fees                                        10
      Amortization of deferred organization and
        initial offering expenses (Note A)                  10
      Auditing fees                                          6
      Trustees' fees and expenses                            6
      Registration and filing fees                           4
      Miscellaneous                                          2
      Expenses from Portfolio (Notes A & B)                716
                                                    -----------
        Total expenses                                     885
      Deduct -- expenses reimbursed by
        administrator (Note B)                            (224 )
                                                    -----------
        Total net expenses                                 661
                                                    -----------
        Net investment income                            1,173
                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
  PORTFOLIO (NOTE A)
    Net realized gain on investment securities          10,311
    Change in net unrealized appreciation of
      investment securities                              8,073
                                                    -----------
        Net gain on investments from Portfolio
          (Note A)                                      18,384
                                                    -----------
        Net increase in net assets resulting from
          operations                                $   19,557
                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          NYCDC Socially Responsive Trust

                                                   For the
                                                  Year Ended
                                                  August 31,
(000'S OMITTED)                               1996          1995
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $      1,173  $        923
    Net realized gain on investments
      from Portfolio (Note A)                   10,311         1,705
    Change in net unrealized
      appreciation of investments from
      Portfolio (Note A)                         8,073        11,139
                                          --------------------------
    Net increase in net assets resulting
      from operations                           19,557        13,767
                                          --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         (895)         (740)
    Net realized gain on investments            (2,312)           --
                                          --------------------------
    Total distributions to shareholders         (3,207)         (740)
                                          --------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   32,430        21,336
    Proceeds from reinvestment of
      dividends and distributions                3,206           740
    Payments for shares redeemed               (14,893)      (15,146)
                                          --------------------------
    Net increase from Trust share
      transactions                              20,743         6,930
                                          --------------------------
NET INCREASE IN NET ASSETS                      37,093        19,957
NET ASSETS:
    Beginning of year                           88,543        68,586
                                          --------------------------
    End of year                           $    125,636  $     88,543
                                          --------------------------
    Accumulated undistributed net
      investment income at end of year    $        887  $        609
                                          --------------------------
NUMBER OF TRUST SHARES:
    Sold                                         2,332         1,994
    Issued on reinvestment of dividends
      and distributions                            238            75
    Redeemed                                    (1,077)       (1,424)
                                          --------------------------
    Net increase in shares outstanding           1,493           645
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Equity Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman NYCDC Socially Responsive Trust (the "Fund") is a separate operating series of Neuberger&Berman Equity Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
       The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in the Neuberger&Berman Socially Responsive Portfolio of Equity Managers Trust (the "Portfolio") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (79.27% at August 31, 1996). The Fund was created as an investment vehicle for participants in the Deferred Compensation Plan of the City of New York and Related Agencies and Instrumentalities. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Portfolio at value. Investment securities held by the Portfolio of Equity Managers Trust are valued by Equity Managers Trust as indicated in the notes following the Portfolio's Schedule of Investments.
3) FEDERAL INCOME TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.

4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio. Dividends and distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
       The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period. At August 31, 1996, the unamortized balance of such expenses amounted to $24,201.
6) EXPENSE ALLOCATION: The Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of the Portfolio are allocated pro rata among its respective funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
         WITH AFFILIATES:
   The Fund retains Neuberger&Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement") dated as of March 11, 1994. Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.05% of the Fund's average daily net assets and indirectly pays for investment management services through its investment in the Portfolio (see Note B of Notes to Financial Statements of the Portfolio).

   Management has voluntarily undertaken to reimburse the Fund for its operating expenses and its pro rata share of the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 0.60% per annum of the Fund's average daily net assets. This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Fund. For the year ended August 31, 1996, such excess expenses amounted to $224,030.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger&Berman, L.P. ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio. Several individuals who are officers and/or trustees of the Trust are also partners of Neuberger and/or officers and/or directors of Management.
   The Fund also has a distribution agreement with Management, which receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the Fund.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations, under the caption Expenses from Portfolio, is less than .01% of the Fund's average daily net assets.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 1996, additions and reductions in the Fund's
investment   in   the  Portfolio   amounted   to  $22,952,978   and  $5,384,563,
respectively.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          NYCDC Socially Responsive Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses. It should be read in conjunction with the Portfolio's Financial Statements and notes thereto.

                                                                            For the
                                                                          Period from
                                                                           March 14,
                                                                            1994(1)
                                                    For the Year Ended     to August
                                                        August 31,            31,
                                                      1996       1995        1994
                                                    ---------------------------------
Net Asset Value, Beginning of Year                  $  12.27   $  10.43   $ 10.20
                                                    ---------------------------------
Income From Investment Operations
    Net Investment Income                                .14        .13       .06
    Net Gains or Losses on Securities (both
     realized and unrealized)                           2.44       1.82       .17
                                                    ---------------------------------
      Total From Investment Operations                  2.58       1.95       .23
                                                    ---------------------------------
Less Distributions
    Dividends (from net investment income)              (.12)      (.11)       --
    Distributions (from capital gains)                  (.31)        --        --
                                                    ---------------------------------
      Total Distributions                               (.43)      (.11)       --
                                                    ---------------------------------
Net Asset Value, End of Year                        $  14.42   $  12.27   $ 10.43
                                                    ---------------------------------
Total Return+                                         +21.27%    +18.95%    +2.26%(2)
                                                    ---------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $  125.6   $   88.5   $  68.6
                                                    ---------------------------------
    Ratio of Expenses to Average Net Assets(4)           .60%       .60%      .60%(3)
                                                    ---------------------------------
    Ratio of Net Invesment Income to Average Net
     Assets(4)                                          1.06%      1.26%     1.42%(3)
                                                    ---------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          NYCDC Socially Responsive Trust
1)The date investment operations commenced.
2)Not annualized.
3)Annualized.
4)After reimbursement of expenses by the administrator as described in Note B of Notes to Financial Statements. Had the administrator not undertaken such action the annualized ratios to average daily net assets would have been:

                                                     FOR THE                 FOR THE
                                                    YEAR ENDED        PERIOD FROM MARCH 14,
                                                    AUGUST 31,         1994 TO AUGUST 31,
                                                 1996        1995             1994
-------------------------------------------------------------------------------------------
    Expenses                                        .80%        .85%             .84%
-------------------------------------------------------------------------------------------
    Net Investment Income                           .86%       1.01%            1.18%
-------------------------------------------------------------------------------------------

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each year and assumes dividends and capital gain distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Trust and
Shareholders of Neuberger&Berman NYCDC Socially Responsive Trust

    We have audited the accompanying statement of assets and liabilities of Neuberger&Berman NYCDC Socially Responsive Trust, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman NYCDC Socially Responsive Trust as of August 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 4, 1996

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Louisiana Land & Exploration                    2.9%
 2.  Illinois Central                                2.5%
 3.  Dun & Bradstreet                                2.2%
 4.  ENSERCH Corp.                                   2.2%
 5.  National City                                   2.1%
 6.  Hewlett-Packard                                 2.1%
 7.  Intel Corp.                                     2.1%
 8.  Brooklyn Union Gas                              2.1%
 9.  Warner-Lambert                                  2.1%
10.  Cabot Corp.                                     2.0%

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
COMMON STOCKS (94.6%)
AGRICULTURE (0.8%)
   83,500  Mycogen Corp.                   $     1,331  (2)
                                           -------------
BANKING (8.7%)
   32,000  CITICORP                              2,664
   67,007  CoreStates Financial                  2,772
  150,000  Dime Bancorp                          1,969  (2)
   60,000  Mercantile Bancorporation             2,933
   90,000  National City                         3,386
                                           -------------
                                                13,724
                                           -------------
BUSINESS SERVICES (5.1%)
   82,500  Banta Corp.                           1,934
   60,000  Dun & Bradstreet                      3,457
  110,000  John H. Harland                       2,764
                                           -------------
                                                 8,155
                                           -------------
CHEMICALS (9.7%)
   40,000  Air Products & Chemicals              2,190
  115,000  Cabot Corp.                           3,163
  100,000  Dexter Corp.                          2,912
   55,000  Minerals Technologies                 2,097
   65,000  Morton International                  2,413
   50,000  Perkin-Elmer                          2,594
                                           -------------
                                                15,369
                                           -------------
COMMUNICATIONS (3.4%)
  170,000  Comcast Corp. Class A Special   $     2,741
  166,700  Matav-Cable Systems Media ADR         2,584  (2)
                                           -------------
                                                 5,325
                                           -------------

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
CONSUMER GOODS & SERVICES (4.8%)
   30,000  Kimberly-Clark                        2,351
   29,400  Procter & Gamble                      2,613
   85,000  Viacom Inc. Class B                   2,678  (2)
                                           -------------
                                                 7,642
                                           -------------
DIVERSIFIED (2.6%)
   77,000  CasTech Aluminum Group                1,559  (2)
   60,000  Tyco International                    2,535
                                           -------------
                                                 4,094
                                           -------------
ENERGY (1.9%)
   75,000  Noble Affiliates                      3,009
                                           -------------
FINANCIAL SERVICES (3.1%)
   75,000  Federal National Mortgage
            Association                          2,325
   60,000  Travelers Group                       2,603
                                           -------------
                                                 4,928
                                           -------------
FOOD & BEVERAGE (1.7%)
  122,000  Whitman Corp.                         2,730
                                           -------------
FURNISHINGS (1.8%)
  100,000  Leggett & Platt                       2,850
                                           -------------
HEALTH CARE (3.6%)
   50,000  Johnson & Johnson                     2,463
   55,000  Warner-Lambert                        3,272
                                           -------------
                                                 5,735
                                           -------------
INDUSTRIAL & COMMERCIAL PRODUCTS (3.1%)
  156,600  Polymer Group                         2,192  (2)
   40,000  Raychem Corp.                         2,745
                                           -------------
                                                 4,937
                                           -------------
INSURANCE (4.9%)
   79,800  Allmerica Property & Casualty   $     2,254
  101,600  Equitable Cos.                        2,502
   70,000  ReliaStar Financial                   3,089
                                           -------------
                                                 7,845
                                           -------------
OIL & GAS (6.2%)
  170,000  ENSERCH Corp.                         3,421
  200,000  Enserch Exploration                   1,825  (2)
   80,000  Louisiana Land & Exploration          4,550
                                           -------------
                                                 9,796
                                           -------------
PACKAGING & CONTAINERS (1.2%)
   63,000  Sonoco Products                       1,866
                                           -------------
PAPER & FOREST PRODUCTS (1.8%)
   50,000  Mead Corp.                            2,863
                                           -------------
RAILROADS (2.5%)
  129,600  Illinois Central                      3,920
                                           -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
RECYCLING (1.5%)
  150,000  IMCO Recycling                        2,381
                                           -------------
RETAIL STORES (5.6%)
   60,000  May Department Stores                 2,730
   62,000  Nordstrom, Inc.                       2,418
   95,000  Price/Costco                          1,888  (2)
   60,000  Rite Aid                              1,913
                                           -------------
                                                 8,949
                                           -------------
TECHNOLOGY (5.7%)
   60,000  Digital Equipment                     2,318  (2)
   76,000  Hewlett-Packard                       3,325
   41,500  Intel Corp.                           3,312
                                           -------------
                                                 8,955
                                           -------------
TELECOMMUNICATIONS (11.6%)
   86,000  Airtouch Communications               2,365  (2)
   60,000  AT&T Corp.                            3,150
   35,000  Cabletron Systems               $     2,135  (2)
  167,500  Jones Intercable Inc. Class A         2,136  (2)
  230,000  Metromedia International Group        2,587  (2)
   52,000  Southern New England
            Telecommunications                   1,983
   50,000  Telephone & Data Systems              2,131
   90,000  WorldCom Inc.                         1,890  (2)
                                           -------------
                                                18,377
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
TRANSPORTATION (1.2%)
  103,700  Stolt-Nielsen ADR                     1,828
                                           -------------
UTILITIES (2.1%)
  121,300  Brooklyn Union Gas                    3,290
                                           -------------
           TOTAL COMMON STOCKS (COST
            $126,656)                          149,899
                                           -------------
Principal
 Amount
---------
U.S. TREASURY SECURITIES (5.3%)
$8,520,000 U.S. Treasury Bills, 4.85% -
            5.05%, due 9/5/96 - 10/24/96
             (COST $8,497)                       8,497(3)
                                           -------------
           TOTAL INVESTMENTS (99.9%)
            (COST $135,153)                    158,396(4)
           Cash, receivables and other
            assets, less liabilities
            (0.1%)                                  89
                                           -------------
           TOTAL NET ASSETS (100.0%)         $ 158,485
                                           -------------

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Socially Responsive Portfolio
1)Investment securities of the Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolio values all other securities by a method that the trustees of Equity Managers Trust believe accurately reflects fair value. Short-term debt securities with less than 60 days until maturity at the time of purchase may be valued at cost which, when combined with interest earned, approximates market value.
2)Non-income producing security.
3)At cost, which approximates market value.
4)The cost of investments for Federal income tax purposes was $135,180,000. At August 31, 1996, gross unrealized appreciation of investments was $26,389,000 and gross unrealized depreciation of investments was $3,173,000, resulting in net unrealized appreciation of $23,216,000, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Portfolio

                                                     August 31,
(000'S OMITTED)                                         1996
                                                    -------------
ASSETS
      Investments in securities, at market value *
        (Note A) -- see Schedule of Investments     $    158,396
      Cash                                                     8
      Dividends receivable                                   168
      Deferred organization costs (Note A)                    17
      Prepaid expenses                                         3
                                                    -------------
                                                         158,592
                                                    -------------
LIABILITIES
      Payable to investment manager (Note B)                  73
      Accrued expenses                                        34
                                                    -------------
                                                             107
                                                    -------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $    158,485
                                                    -------------

NET ASSETS consist of:
      Paid-in capital                               $    135,242
      Net unrealized appreciation in value of
        investment securities                             23,243
                                                    -------------
NET ASSETS                                          $    158,485
                                                    -------------
*Cost of investments                                $    135,153
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Portfolio

                                                      For the
                                                       Year
                                                       Ended
                                                    August 31,
(000'S OMITTED)                                        1996
                                                    -----------
INVESTMENT INCOME
    Income:
      Dividend income                               $    1,814
      Interest income                                      325
                                                    -----------
        Total income                                     2,139
                                                    -----------
    Expenses:
      Investment management fee (Note B)                   704
      Custodian fees (Note B)                               69
      Auditing fees                                         19
      Legal fees                                            14
      Accounting fees                                       10
      Amortization of deferred organization and
        initial offering expenses (Note A)                   7
      Trustees' fees and expenses                            7
      Insurance expense                                      2
                                                    -----------
        Total expenses                                     832
                                                    -----------
        Net investment income                            1,307
                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment securities
      sold                                              11,385
    Change in net unrealized appreciation of
      investment securities                              9,035
                                                    -----------
        Net gain on investments                         20,420
                                                    -----------
        Net increase in net assets resulting from
          operations                                $   21,727
                                                    -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Socially Responsive Portfolio

                                                   For the
                                                  Year Ended
                                                  August 31,
(000'S OMITTED)                               1996          1995
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $      1,307  $        925
    Net realized gain on investments
      sold                                      11,385         1,842
    Change in net unrealized
      appreciation of investments                9,035        12,075
                                          --------------------------
    Net increase in net assets resulting
      from operations                           21,727        14,842
                                          --------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   45,974        21,008
    Reductions                                  (5,963)       (9,789)
                                          --------------------------
    Net increase in net assets resulting
      from transactions in investors'
      beneficial interests                      40,011        11,219
                                          --------------------------
NET INCREASE IN NET ASSETS                      61,738        26,061
NET ASSETS:
    Beginning of year                           96,747        70,686
                                          --------------------------
    End of year                           $    158,485  $     96,747
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1996

----------------------------------------------------------------------

          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Socially Responsive Portfolio (the "Portfolio") is a separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("Management"), whose financial statements are not presented herein, also invest in the Portfolio and other portfolios of Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income, including original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended. Each portfolio of
   Managers Trust also intends to conduct its operations so each of its investors will be able to qualify as a regulated investment company. Each portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
5) ORGANIZATION EXPENSES: Expenses incurred by the Portfolio in connection with its organization are being amortized by the Portfolio on a straight-line basis over a five-year period. At August 31, 1996, the unamortized balance of such expenses amounted to $17,095.
6) EXPENSE ALLOCATION: The Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Portfolio retains Management as its investment manager under a Management Agreement dated as of March 11, 1994. For such investment management services, the Portfolio pays Management a fee at the annual rate of 0.55% of the first $250 million of the Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger&Berman, L.P. ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without cost to the Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also partners of Neuberger and/or officers and/or directors of Management.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations, is less than .01% of the Portfolio's average daily net assets.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 1996, there were purchase and sale transactions (excluding short-term securities) of $101,143,798 and $65,018,616, respectively.
   During the year ended August 31, 1996, brokerage commissions on securities transactions amounted to $208,834, of which Neuberger received $124,879, and other brokers received $83,955.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                                              For the
                                                                            Period from
                                                                           March 14, 1994
                                                                           (Commencement
                                                          For the          of Operations)
                                                     Year Ended August           to
                                                            31,              August 31,
                                                      1996       1995           1994
                                                    --------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                             .65%       .68%           .69%(1)
                                                    --------------------------------------
    Net Investment Income                               1.02%      1.18%          1.33%(1)
                                                    --------------------------------------
Portfolio Turnover Rate                                   53%        58%            14%
                                                    --------------------------------------
Average Commission Rate Paid                        $ 0.0587         --             --
                                                    --------------------------------------
Net Assets, End of Year (in millions)               $  158.5   $   96.7        $  70.7
                                                    --------------------------------------

1) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Socially Responsive Portfolio

   We have audited the accompanying statement of assets and liabilities of Neuberger&Berman Socially Responsive Portfolio (the "Portfolio"), including the schedule of investments, as of August 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Socially Responsive Portfolio as of August 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 4, 1996

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, L.P.
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Deferred Compensation Plan of the
City of New York and Related Agencies
and Instrumentalities
40 Rector Street 3rd Floor
New York, NY 10006
212-306-7760

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Neuberger&Berman NYCDC Socially Responsive Trust is a service mark of Neuberger&Berman Management Inc.
-C- 1996 Neuberger&Berman Management Inc.

OFFICERS AND TRUSTEES

Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE

Lawrence Zicklin
 PRESIDENT AND TRUSTEE

Faith Colish
 TRUSTEE

Donald M. Cox
 TRUSTEE

Alan R. Gruber
 TRUSTEE

Howard A. Mileaf
 TRUSTEE

Edward I. O'Brien
 TRUSTEE

John T. Patterson, Jr.
 TRUSTEE

John P. Rosenthal
 TRUSTEE

Cornelius T. Ryan
 TRUSTEE

Gustave H. Shubert
 TRUSTEE

Daniel J. Sullivan
 VICE PRESIDENT

Michael J. Weiner
 VICE PRESIDENT

Richard Russell
 TREASURER

Claudia A. Brandon
 SECRETARY

Barbara DiGiorgio
 ASSISTANT TREASURER

Celeste Wischerth
 ASSISTANT TREASURER

Stacy Cooper-Shugrue
 ASSISTANT SECRETARY

C. Carl Randolph
 ASSISTANT SECRETARY

Neuberger&Berman Management Inc. -R-

   605 THIRD AVENUE 2ND FLOOR
   NEW YORK, NY 10158-0180
   SHAREHOLDER SERVICES
   800.877.9700
   INSTITUTIONAL SERVICES
   800.366.6264


Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.



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